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                                                                    Exhibit 10.9

                      CLAL PHARMACEUTICAL INDUSTRIES LTD.



                                   Guarantee
                                   ---------



          The undersigned, being directly or indirectly, the beneficial owner of all but one share of the capital stock of C.T.P. Research and Development (1995) Ltd., an Israeli private company limited by shares ("C.T.P."), in order to induce (a) PRI-Research, Inc., a Delaware corporation ("PRI-Research"), to enter into that certain Limited Partnership Agreement (the "LP Agreement") of Clal Pharmaceutical Resources L.P. (the "Partnership"), dated May 1, 1995, among Clal Pharmaceutical Resources (1995) Ltd. (the "General Partner"), C.T.P. and PRI-Research, and (b) Pharmaceutical Resources, Inc., a New Jersey corporation ("PRI"), to enter into that certain Stockholders Agreement dated May 1, 1995, among C.T.P., PRI and the General Partner (the "Stockholders Agreement"), does hereby unconditionally guarantee the full and timely performance of (i) C.T.P.'s obligations to the Partnership, the General Partner and PRI-Research under the LP Agreement, and (ii) C.T.P.'s obligations to PRI and the General Partner under the Stockholders Agreement, if, and only to the extent to which, C.T.P. shall be required to perform such obligations. In connection herewith, the undersigned shall be entitled to avail itself of and to assert any rights, claims or defenses otherwise available to C.T.P. with respect to such obligations. This Guarantee is being delivered by the undersigned to the Partnership, the General Partner, PRI-Research and PRI in connection with the execution and delivery of the LP Agreement and the Stockholders Agreement.

          The undersigned hereby represents and warrants that it is a private company limited by shares duly organized, validly existing and in good standing under the laws of the State of Israel. The undersigned hereby further represents and warrants that it has all necessary corporate power and authority to execute, deliver and perform this Guarantee, that the execution, delivery and performance by the undersigned of this Guarantee has been duly authorized by all necessary corporate or other action by or on behalf of the undersigned and that this Guarantee constitutes a valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

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          This Guarantee shall be governed by and construed in accordance with the laws of the State of Israel without regard to the choice-of-law provisions thereof.

Dated:  May 1, 1995



                         CLAL PHARMACEUTICAL INDUSTRIES LTD.



                         By   /s/ Mony Ben-Dor
                            --------------------------------



                         By   /s/ Zeev Zehavi
                            --------------------------------